LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2011 OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND

The following language replaces the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by the Portfolio Managers”:

Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio manager for the fund. Unless noted otherwise, all information is provided as of April 30, 2012.

Other Accounts Managed by the Portfolio Manager

The table below identifies the portfolio manager, the number of accounts (other than the fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Jay Leopold	Registered investment companies	None	None	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	None	None	None	None

The following language replaces the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Portfolio Manager Compensation”:

Portfolio Manager Compensation

Mr. Leopold is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager’s accounts relative to the benchmark, the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the portfolio manager’s contribution to the manager’s research process, the profitability of the manager, the portfolio manager’s contribution to profitability and trends in industry compensation levels and practices.

The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

The following language replaces the section of the fund’s Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Portfolio Manager Securities Ownership”:

Portfolio Manager Securities Ownership

The table below identifies ownership of the fund’s securities by the portfolio manager as of April 30, 2012.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Jay Leopold	500,001-1,000,000

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